           -------------------------------------------------------
                                    THE
                                 THAI FUND,
                                    INC.
           -------------------------------------------------------

                            SEMI-ANNUAL REPORT
                               JUNE 30, 1998
                   MORGAN STANLEY ASSET MANAGEMENT INC.
                            INVESTMENT ADVISER





                           THE THAI FUND, INC.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
DIRECTORS AND OFFICERS

Barton M. Biggs
CHAIRMAN OF THE BOARD
OF DIRECTORS

Michael F. Klein
PRESIDENT AND DIRECTOR

Peter J. Chase
DIRECTOR

John W. Croghan
DIRECTOR

David B. Gill
DIRECTOR

Graham E. Jones
DIRECTOR

Sukri Kaocharern
DIRECTOR

John A. Levin
DIRECTOR

William G. Morton, Jr.
DIRECTOR

Snoh Unakul
DIRECTOR

Stefanie V. Chang
VICE PRESIDENT

Harold J. Schaaff, Jr.
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Valerie Y. Lewis
SECRETARY

Joanna M. Haigney
TREASURER

Belinda A. Brady
ASSISTANT TREASURER
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
U.S. INVESTMENT ADVISER

Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020
--------------------------------------------------------------------------------
THAI INVESTMENT ADVISER

The Mutual Fund Public Company Limited
30th-32nd Floor, Lake Rajada Building
193-195 Ratchadaphisek Road
Khlong-Toey, Bangkok 10110 Thailand
--------------------------------------------------------------------------------
ADMINISTRATOR

The Chase Manhattan Bank
73 Tremont Street
Boston, Massachusetts 02108
--------------------------------------------------------------------------------
CUSTODIANS

The Thai Farmers Bank Public Company Limited
1 Soi Thai Farmers
Ratburana Road, Ratburana
Bangkok, Thailand

The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245
--------------------------------------------------------------------------------
SHAREHOLDER SERVICING AGENT

Boston Equiserve
Investor Relations Department
P.O. Box 644
Boston, Massachusetts 02102-0644
(800) 730-6001
--------------------------------------------------------------------------------
LEGAL COUNSEL

Sullivan & Cromwell
125 Broad Street
New York, New York 10004
--------------------------------------------------------------------------------
INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726.

LETTER TO SHAREHOLDERS
----------

For the six months ended June 30, 1998, The Thai Fund, Inc. (the "Fund") had a total return, based on net asset value per share, of -23.93% compared to -20.02% for the U.S. dollar adjusted Securities Exchange of Thailand (SET) Index (the "Index"). For the one year ended June 30, 1998, and for the period since the Fund's commencement of operations on February 16, 1988 through June 30, 1998, the Fund's total return, based on net asset value per share, was -72.44% and -43.87%, respectively, compared to -70.29% and -52.16%, respectively, for the Index. On June 30, 1998, the closing price of the Fund's shares on the New York Stock Exchange was $5.75, representing a 104.6% premium to the Fund's net asset value per share.

The Index recorded a miserable performance in the second quarter, falling 46.5% in U.S. dollar terms, more than erasing the strong gains of the first quarter. The main causes of the market's weakness were the deep credit crunch underway in Thailand and the depth of the current economic contraction.

The Thai economy is heavily indebted, owing a significant amount of both foreign currency denominated and local currency debt. Following the onset of the economic crisis last year, Thai banks and corporations have found it difficult to roll over all foreign loans as they have matured. In contrast to the strong inflows from international lenders which accompanied the economy's boom years, foreign debt repayments have turned into a drain on domestic liquidity. To stabilize the baht following last year's dramatic devaluation, the government has tightened monetary policy, raising interest rates substantially. Companies which were facing maturing foreign debts were now asked to pay much higher interest rates on their significant local currency debt as well. Individuals also faced much higher payments on their consumer debt. In this environment, consumption and investment have been declining at double-digit rates relative to last year. Exports, which were expected to lead the recovery, have actually fallen in U.S. dollar terms due to regional competition and weak demand in key markets like electronics.

Thailand has now moved from a balance of payments crisis to a banking crisis. At the end of the first quarter Thailand's two leading banks managed to raise $1.8 billion of foreign equity capital, which helped them begin a much needed recapitalization. However, as the quarter wore on and growth of non-performing loans in the banking system accelerated, it became clear that the banks would be unable to recapitalize solely with inflows from foreign portfolio investors. When the third largest bank announced a large capital-raising plan, its stock and the stocks of other weaker banks collapsed. The Thai government is currently formulating plans to address the banking crisis and will commence international capital-raising exercises to fund their plans. The success of the government's banking sector plans and Thailand's export performance will be the key factors determining the timing and strength of the economic recovery, which is now generally expected to begin in the middle or latter part of 1999.

Within this environment, the Fund has been overweight exporters and companies with limited or no debt (BEC World, Eastern Water and PTT Exploration). We have been underweight banks, property companies and companies sensitive to declining investment, like building materials companies. Over the next year we will be watching the recapitalization of the banks and the corporate sector very closely, with a view that restructuring will yield profitable investment opportunities.

Beginning with this report, we are discontinuing our practice of designating an individual portfolio manager to sign our reports to shareholders in order to better reflect the "Team" investment approach of the Fund's investment adviser, Morgan Stanley Asset Management ("MSAM"). The global emerging markets team at MSAM has general oversight of the investment management of the Fund. Effective August 1, 1998, Timothy D. Jensen and Ashutosh Sinha assumed primary responsibility for the day-to-day management of the Fund's assets. Timothy Jensen joined MSAM in 1998. He is a Principal and a member of MSAM's emerging markets group focusing primarily on the East Asian markets. Prior to joining MSAM, he was a Partner at Ardsley Partners, where he managed a portion of the emerging markets assets. Prior to that, he was a Vice President at Bankers Trust, where he was responsible for management of a Latin American equity portfolio. Ashutosh Sinha joined MSAM in 1995. He is a Vice President and a member of MSAM's emerging markets group focusing primarily on the East Asian and Middle Eastern markets. Prior to joining MSAM, he spent two years at SBI Funds Management Ltd., where he was an analyst for the India Magnum Fund. Previous to that, he worked for three years as a consultant for Citicorp Overseas Software Ltd.

Sincerely,

/s/ Michael F. Klein

Michael F. Klein
PRESIDENT AND DIRECTOR

July 1998

The Thai Fund, Inc.
Investment Summary as of June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

HISTORICAL
INFORMATION                                                 TOTAL RETURN (%)
                                      ----------------------------------------------------------------------
                                        MARKET VALUE (1)         NET ASSET VALUE (2)           INDEX (3)
                                      ----------------------  ----------------------  ----------------------
                                                     AVERAGE                 AVERAGE                 AVERAGE
                                      CUMULATIVE      ANNUAL  CUMULATIVE      ANNUAL  CUMULATIVE      ANNUAL
                                      ----------    --------  ----------    --------  ----------    --------
               Fiscal Year to Date         12.97%         --      -23.93%         --      -20.02%         --
               One Year                   -61.71      -61.71%     -72.44      -72.44%     -70.29      -70.29%
               Five Year                  -58.63+     -16.18+     -78.98+     -26.80+     -81.79      -28.87
               Ten Year                   -16.63+      -1.80+     -44.90+      -5.79+     -64.29       -9.78
               Since Inception*            14.86+       1.34+     -43.87+      -5.41+     -52.16       -6.86

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
--------------------------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION



                               [GRAPH]





                                                   YEAR ENDED DECEMBER 31,                                                SIX MONTHS
                                                                                                                             ENDED
                                                                                                                            JUNE 30,
                             1988*     1989      1990    1991     1992      1993      1994      1995      1996      1997     1998
                             -----     ----      ----    ----     ----      ----      ----      ----      ----      ----  ----------
Net Asset Value Per Share.. $10.24   $ 18.88   $ 13.08  $15.41   $20.69    $39.42   $ 28.30    $24.89   $ 15.63   $  3.81   $ 2.81
Market Value Per Share..... $11.75   $ 32.25   $ 16.00  $16.25   $18.75    $36.88   $ 22.38    $22.38   $ 16.38   $  5.25   $ 5.75
Premium/(Discount).........   14.7%     70.8%     22.3%    5.5%    -9.4%     -6.4%    -20.9%    -10.1%      4.8%     37.8%   104.6%
Income Dividends........... $ 0.29   $  0.36   $  0.21  $ 0.21       --    $ 0.36   $  0.35    $ 0.11   $  0.32   $  0.11   $ 0.19
Capital Gains
 Distributions.............     --   $  2.09   $  1.68  $ 0.47       --    $ 0.51   $  4.62    $ 3.38   $  0.08   $  0.12       --
Fund Total Return (2)......  -5.60%   109.87%   -20.44%  23.08%   34.26%    98.90%   -10.40%+   -0.10%   -35.93%   -75.17%  -23.93%
Index Total Return (3).....   3.90%   120.97%   -28.60%  15.80%   24.71%    88.40%   -17.76%    -6.11%   -36.25%   -75.54%  -20.02%


(1)  Assumes dividends and distributions, if any, were reinvested.
(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
(3) The U.S. dollar adjusted Securities Exchange of Thailand (SET) Index is a capitalization weighted index of all stocks traded on the Stock Exchange of Thailand, including dividends.
  *  The Fund commenced operations on February 16, 1988.
  + This return does not include the effect of the rights issued in connection with the Rights Offering.

The Thai Fund, Inc.
Portfolio Summary as of June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
DIVERSIFICATION OF TOTAL INVESTMENTS

                                     [CHART]

Equity Securities                   (96.5%)
Short-Term Inverstment               (3.5%)

--------------------------------------------------------------------------------
SECTORS

                                     [CHART]

Banking                             (10.1%)
Beverages & Tobacco                 (16.2%)
Broadcasting & Publishing           (11.0%)
Chemicals                            (4.3%)
Electronic Components & Instruments  (5.8%)
Energy Sources                       (8.0%)
Insurance                            (5.0%)
Telecommunications                   (11.0)
Textiles & Apparel                   (4.3%)
Utilities -- Electrical & Gas        (9.6%)
Other                               (14.7%)

--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS

                                                                      PERCENT OF
                                                                      NET ASSETS
                                                                      ----------
   1.   The Serm Suk Co., Ltd.                                           16.2%
   2.   BEC World Co., Ltd.                                               9.7
   3.   Advanced Information Services Co., Ltd                            9.6
   4.   Eastern Water Resources Development Co., Ltd.                     9.6
   5.   PTT Exploration & Production Public Co., Ltd.                     7.6
   6.   Bangkok Bank Co., Ltd.                                            6.9
   7.   Compass East Industry Public Co., Ltd.                            4.6
   8.   National Petrochemical Co., Ltd.                                  4.3
   9.   Thai Farmers Bank Co., Ltd.                                       3.1
  10.   Bangkok Insurance Co., Ltd.                                       3.1
                                                                         ----
                                                                         74.7%
                                                                         ----
                                                                         ----

FINANCIAL STATEMENTS
--------
STATEMENT OF NET ASSETS (UNAUDITED)
--------
JUNE 30, 1998

                                                             SHARES          VALUE
                                                                             (000)
  --------------------------------------------------------------------------------
  THAI INVESTMENT PLAN (101.1%)
  --------------------------------------------------------------------------------
  THAI COMMON STOCKS (99.5%)
  (Unless otherwise noted)
  --------------------------------------------------------------------------------
  APPLIANCES & HOUSEHOLD DURABLES (0.2%)
      Singer Thailand Public Co., Ltd.                      165,800    U.S.$    92
                                                                      ------------
  --------------------------------------------------------------------------------
  AUTOMOBILES (3.0%)
  (a) Swedish Motor Co., Ltd.                             1,371,100             58
  (a) Thai Engine Manufacturing
        Public Co., Ltd.                                    651,900            228
      Thai Rung Union Car Co., Ltd.                         219,400             69
  (a) Thai Stanley Electric Co., Ltd.                       715,000            339
  (a) Thai Storage Battery Co., Ltd.                        390,600            398
                                                                      ------------
                                                                             1,092
                                                                      ------------
  --------------------------------------------------------------------------------
  BANKING (10.1%)
      Bangkok Bank Co., Ltd.                              2,486,100          2,563
      Thai Farmers Bank Co., Ltd.                         1,606,400          1,161
                                                                      ------------
                                                                             3,724
                                                                      ------------
  --------------------------------------------------------------------------------
  BEVERAGES & TOBACCO (16.2%)
  (a) The Serm Suk Co., Ltd.                              1,265,500          5,998
                                                                      ------------
  --------------------------------------------------------------------------------
  BROADCASTING & PUBLISHING (11.0%)
      BEC World Co., Ltd.                                   929,600          3,590
  (a) Nation Multimedia Group Co., Ltd.                     975,100            208
(a,b) Nation Multimedia Group Co., Ltd. (Foreign)           824,900            274
                                                                      ------------
                                                                             4,072
                                                                      ------------
  --------------------------------------------------------------------------------
  BUILDING MATERIALS & COMPONENTS (2.1%)
      American Standard Sanitaryware Thailand Co., Ltd.      75,150            355
  (a) Siam City Cement Co., Ltd.                            550,147            391
  (a) Tipco Asphalt Co., Ltd.                                72,800             47
                                                                      ------------
                                                                               793
                                                                      ------------
  --------------------------------------------------------------------------------
  CHEMICALS (4.3%)
  (a) National Petrochemical Co., Ltd.                    5,704,900          1,588
                                                                      ------------
  --------------------------------------------------------------------------------
  CONSTRUCTION & HOUSING (0.3%)
  (a) Ch. Karnchang Public Co.,  Ltd.                       100,000             97
                                                                    ------------
  --------------------------------------------------------------------------------
  ELECTRICAL & ELECTRONICS (2.5%)
      Shinawatra Computer Co., Ltd.                         330,000            931
                                                                      ------------
  --------------------------------------------------------------------------------
  ELECTRONIC COMPONENTS & INSTRUMENTS (5.8%)
      Compass East Industry Public Co., Ltd.                286,400          1,683
      KCE Electronics Public Co., Ltd.                      120,000            444
                                                                      ------------
                                                                             2,127
                                                                      ------------
  --------------------------------------------------------------------------------
  ENERGY SOURCES (8.0%)
      Lanna Lignite Co., Ltd.                               250,000   U.S.$    172
  (a) PTT Exploration & Production Public Co., Ltd.          54,900            416
  (a) PTT Exploration & Production Public Co., Ltd.
       (Foreign)                                            313,500          2,377
                                                                      ------------
                                                                             2,965
                                                                      ------------
  --------------------------------------------------------------------------------
  FINANCIAL SERVICES (1.1%)
  (a) National Finance & Securities
        Public Co., Ltd. (Foreign)                        2,241,000            175
      Thai Investment & Securities Public Co., Ltd.       1,808,200            214
                                                                      ------------
                                                                               389
                                                                      ------------
  --------------------------------------------------------------------------------
  FOOD & HOUSEHOLD PRODUCTS (1.9%)
      Thai Glass Industries Co., Ltd.                       205,200            326
  (b) Thai Glass Industries Co., Ltd. (Foreign)             229,800            365
                                                                      ------------
                                                                               691
                                                                      ------------
  --------------------------------------------------------------------------------
  INSURANCE (5.0%)
      Bangkok Insurance Co., Ltd.                           248,100          1,146
      Dhipaya Insurance Co., Ltd.                           783,800            706
                                                                      ------------
                                                                             1,852
                                                                      ------------
  --------------------------------------------------------------------------------
  MISCELLANEOUS MATERIALS & COMMODITIES (2.6%)
  (a) Charoen Pokphand Feedmill Co., Ltd.                 1,317,900            968
                                                                      ------------
  --------------------------------------------------------------------------------
  REAL ESTATE (0.5%)
      Land & House Co., Ltd.                              1,082,978            192
                                                                      ------------
  --------------------------------------------------------------------------------
  TELECOMMUNICATIONS (11.0%)
      Advanced Information Services Co., Ltd.               891,100          3,547
      Shinawatra Satellite Public Co., Ltd.               1,700,000            524
                                                                      ------------
                                                                             4,071
                                                                      ------------
  --------------------------------------------------------------------------------
  TEXTILES & APPAREL (4.3%)
      Saha-Union Co., Ltd.                                1,483,600            853
(a,b) Thai Rung Textile Co., Ltd.                             3,832             --
      Thai Wacoal Co., Ltd.                                 347,013            740
                                                                      ------------
                                                                             1,593
                                                                      ------------
  --------------------------------------------------------------------------------
  UTILITIES - ELECTRICAL & GAS (9.6%)
      Eastern Water Resources
         Development Co., Ltd.                            2,567,800          3,529
                                                                      ------------
  --------------------------------------------------------------------------------
  TOTAL THAI COMMON STOCKS
      (Cost U.S.$104,214)                                                   36,764
                                                                      ------------
  --------------------------------------------------------------------------------


   The accompanying notes are an integral part of the financial statements.

                                                         FACE
                                                        AMOUNT             VALUE
                                                         (000)             (000)
--------------------------------------------------------------------------------
FOREIGN CURRENCY ON DEPOSIT WITH
  CUSTODIAN (1.6%)
  (Interest Bearing Demand Account)
  Thai Baht (Cost U.S.$671)                           THB  24,436    U.S.$   579
                                                                     -----------
--------------------------------------------------------------------------------
TOTAL THAI INVESTMENT PLAN
     (Cost U.S.$104,885)                                                  37,343
                                                                     -----------
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (2.0%)
--------------------------------------------------------------------------------
Repurchase Agreement (2.0%)
  Chase Securities, Inc. 5.40% ,
    dated 6/30/98, due 7/1/98,
    to be repurchased at U.S.$736,
    collateralized by U.S.$460,
    United States Treasury Bonds,
    11.25%, due 2/15/15, valued
    at U.S.$756
    (Cost U.S.$736)                                   U.S.$   736            736
                                                                     -----------
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (103.1%)
     (Cost U.S.$105,621)                                                  38,079
                                                                     -----------
--------------------------------------------------------------------------------
OTHER ASSETS (5.1%)
  Receivable for Investments Sold                           1,769
  Interest Receivable                                          73
  Other Assets                                                 42          1,884
                                                      -----------    -----------
--------------------------------------------------------------------------------
LIABILITIES (-8.2%)
  Thai Taxes                                                               (366)
  Payable for:
    Dividends Declared                                     (2,433)
    U.S. Investment Advisory Fees                             (45)
    Professional Fees                                         (45)
    Shareholder Reporting Expenses                            (43)
    Directors' Fees and Expenses                              (38)
    Thai Investment Advisory Fees                             (32)
    Custodian Fees                                            (11)
    Administrative Fees                                       (11)
  Other Liabilities                                            (5)       (2,663)
                                                      -----------    -----------
--------------------------------------------------------------------------------
NET ASSETS (100%)
  Applicable to 13,160,950, issued
    and outstanding U.S.$0.01 par value shares
    (30,000,000 shares authorized)                                 U.S.$  36,934
                                                                     -----------
                                                                     -----------
--------------------------------------------------------------------------------
NET ASSETS VALUE PER SHARE                                         U.S.$    2.81
                                                                     -----------
                                                                     -----------
                                                                          AMOUNT
                                                                           (000)
--------------------------------------------------------------------------------
AT JUNE 30, 1998, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
  Common Stock                                                     U.S.$     131
  Capital Surplus                                                        190,350
  Accumulated Net Investment Loss                                         (1,304)
  Accumulated Net Realized Loss                                          (84,755)
  Unrealized Depreciation on Investments and
    Foreign Currency Translations                                        (67,488)
                                                                     -----------
TOTAL NET ASSETS                                                     U.S.$36,934
                                                                     -----------
                                                                     -----------
--------------------------------------------------------------------------------

    (a) -- Non-income producing
    (b) -- Security valued at fair value - see note A-1 to financial statements. June 30, 1998 exchange rate - Thai Baht (THB) 42.200=U.S.$1.00
NOTE: Prior governmental approval for foreign investments may be required under certain circumstances in some emerging markets, and foreign ownership limitations may also be imposed by the charters of individual companies in emerging markets. As a result, an additional class of shares designated as "foreign" may be created and offered for investment. The "local" and "foreign" shares' market values may vary.

    The accompanying notes are an integral part of the financial statements.

                                                                                             SIX MONTHS
                                                                                                ENDED
                                                                                            JUNE 30, 1998
                                                                                             (UNAUDITED)
STATEMENT OF OPERATIONS                                                                         (000)
---------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
     Dividends . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    U.S.$     365
     Interest  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               83
---------------------------------------------------------------------------------------------------------
          Total Income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              448
---------------------------------------------------------------------------------------------------------
EXPENSES
     U.S. Investment Advisory Fees . . . . . . . . . . . . . . . . . . . . . . . . . . .              248
     Thai Investment Advisory Fees . . . . . . . . . . . . . . . . . . . . . . . . . . .              110
     Professional Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               68
     Administrative Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               67
     Directors' Fees and Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . .               39
     Shareholder Reporting Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . .               37
     Custodian Fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               30
     Transfer Agent Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                6
     Other Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                9
---------------------------------------------------------------------------------------------------------
          Total Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              614
---------------------------------------------------------------------------------------------------------
             Net Investment Loss . . . . . . . . . . . . . . . . . . . . . . . . . . . .             (166)
---------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS)
     Investment Securities Sold  . . . . . . . . . . . . . . . . . . . . . . . . . . . .          (52,904)
     Foreign Currency Transactions . . . . . . . . . . . . . . . . . . . . . . . . . . .              181
---------------------------------------------------------------------------------------------------------
          Net Realized Loss  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          (52,723)
---------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION
     Appreciation on Investments . . . . . . . . . . . . . . . . . . . . . . . . . . . .           43,834
     Depreciation on Foreign Currency Translations . . . . . . . . . . . . . . . . . . .           (1,933)
---------------------------------------------------------------------------------------------------------
          Change in Unrealized Appreciation/Depreciation . . . . . . . . . . . . . . . .           41,901
---------------------------------------------------------------------------------------------------------
Total Net Realized Loss and Change in Unrealized Appreciation/Depreciation . . . . . . .          (10,822)
---------------------------------------------------------------------------------------------------------
     NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS  . . . . . . . . . . . . . . .    U.S.$ (10,988)
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------

                                                                                              SIX MONTHS
                                                                                                 ENDED
                                                                                             JUNE 30, 1998       YEAR ENDED
                                                                                              (UNAUDITED)    DECEMBER 31, 1997
STATEMENT OF CHANGES IN NET ASSETS                                                               (000)              (000)
------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
     Net Investment Income (Loss). . . . . . . . . . . . . . . . . . . . . . . . . . . . .  U.S.$    (166)      U.S.$   4,334
     Net Realized Loss . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        (52,723)            (28,984)
     Change in Unrealized Appreciation/Depreciation. . . . . . . . . . . . . . . . . . . .         41,901            (127,506)
------------------------------------------------------------------------------------------------------------------------------
     Net Decrease in Net Assets Resulting from Operations. . . . . . . . . . . . . . . . .        (10,988)           (152,156)
------------------------------------------------------------------------------------------------------------------------------
Distributions:
     Net Investment Income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         (2,433)                 --
     In Excess of Net Investment Income. . . . . . . . . . . . . . . . . . . . . . . . . .             --              (1,482)
     In Excess of Net Realized Gain. . . . . . . . . . . . . . . . . . . . . . . . . . . .             --              (1,522)
------------------------------------------------------------------------------------------------------------------------------
     Total Distributions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         (2,433)             (3,004)
------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
     Reinvestment of Distributions (22,712 and 73,049 shares, respectively). . . . . . . .            243               1,063
------------------------------------------------------------------------------------------------------------------------------
     Total Decrease. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        (13,178)           (154,097)
Net Assets:
     Beginning of Period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         50,112             204,209
------------------------------------------------------------------------------------------------------------------------------
     End of Period (including undistributed net investment income
       (accumulated net investment loss) of U.S.$(1,304) and U.S.$1,295,
       respectively) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  U.S.$  36,934       U.S.$  50,112
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

                                         SIX MONTHS
                                            ENDED                                YEAR ENDED DECEMBER 31,
SELECTED PER SHARE DATA                 JUNE 30, 1998  ----------------------------------------------------------------------------
AND RATIOS:                              (UNAUDITED)        1997          1996           1995            1994             1993
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD . . U.S.$  3.81   U.S.$  15.63  U.S.$  24.89   U.S.$  28.30    U.S.$  39.42      U.S.$  20.69
-----------------------------------------------------------------------------------------------------------------------------------
Offering Costs . . . . . . . . . . . . .          --             --            --             --           (0.05)               --
-----------------------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss) . . . . . .       (0.01)          0.33          0.31           0.38            0.32              0.35
Net Realized and Unrealized Gain
   (Loss) on Investments . . . . . . . .       (0.80)        (11.92)        (9.15)         (0.19)          (5.08)            19.27
-----------------------------------------------------------------------------------------------------------------------------------
     Total from Investment Operations  .       (0.81)        (11.59)        (8.84)          0.19           (4.76)            19.62
-----------------------------------------------------------------------------------------------------------------------------------
Distributions:
   Net Investment Income . . . . . . . .       (0.19)            --            --          (0.06)          (0.35)            (0.31)
   In Excess of Net Investment Income  .          --          (0.11)        (0.32)         (0.05)             --             (0.05)
   Net Realized Gain . . . . . . . . . .          --             --         (0.08)         (3.23)          (4.62)            (0.45)
   In Excess of Net Realized Gain  . . .          --          (0.12)           --          (0.15)             --             (0.06)
-----------------------------------------------------------------------------------------------------------------------------------
     Total Distributions . . . . . . . .       (0.19)         (0.23)        (0.40)         (3.49)          (4.97)            (0.87)
-----------------------------------------------------------------------------------------------------------------------------------
   Decrease in Net Asset Value due to
     Capital Share Transations   . . . .          --             --         (0.02)+        (0.11)+         (1.34)++          (0.02)+
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD . . . . . U.S.$  2.81   U.S.$   3.81  U.S.$  15.63   U.S.$  24.89    U.S.$  28.30      U.S.$  39.42
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE MARKET VALUE, END OF PERIOD. . U.S.$  5.75   U.S.$   5.25  U.S.$  16.38   U.S.$  22.38    U.S.$  22.38      U.S.$  36.88
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:
  Market Value.  . . . . . . . . . . . .       12.97%        (67.35)%      (25.33)%        13.70%         (24.30)%+++       104.90%
  Net Asset Value (1). . . . . . . . . .      (23.93)%       (75.17)%      (35.93)%        (0.10)%        (10.40)%+++        98.90%
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS, SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (THOUSANDS). . U.S.$36,934   U.S.$ 50,112  U.S.$204,209   U.S.$312,965    U.S.$343,840      U.S.$ 400,967
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses Excluding Thai Tax
   to Average Net Assets . . . . . . . .        2.07%*         1.44%         1.19%          1.17%           1.13%             1.22%
Ratio of Total Expenses  to Average Net
   Assets  . . . . . . . . . . . . . . .        2.07%*         1.44%         1.43%          1.30%           1.22%             1.38%
Ratio of Net Investment Income (Loss)
   to Average Net Assets . . . . . . . .      (0.56)%*         3.14%         1.42%          1.35%           1.01%             1.42%
Portfolio Turnover Rate  . . . . . . . .          36%            22%           24%            26%             22%               22%
-----------------------------------------------------------------------------------------------------------------------------------

     *  Annualized
     +  Decrease due to shares issued on reinvestment of distributions.
    ++ Consists of U.S.$0.09 per share decrease from reinvestment of distributions and U.S.$1.25 per share decrease due to common stock issued through Rights Offering during the year.
   +++ This return does not include the effect of the rights issued in connection with the Rights Offering.
   (1) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.


   The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
JUNE 30, 1998
-----------

     The Thai Fund, Inc. (the "Fund") was incorporated on June 10, 1987 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is long-term capital appreciation through investments primarily in equity securities. The Fund makes its investments in Thailand through the Thai Investment Plan (the "Plan") established in conformity with Thai law. The Fund is the sole unit holder of the Plan. The accompanying financial statements are prepared on a consolidated basis and present the financial position and results of operations of the Plan and the Fund.

A. The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: In valuing the Fund's assets, all listed securities for which market quotations are readily available are valued at the last sales price on the valuation date, or if there was no sale on such date, at the mean between the current bid and asked prices. Securities which are traded over-the-counter are valued at the average of the mean of current bid and asked prices obtained from reputable brokers. Short-term securities which mature in 60 days or less are valued at amortized cost. All other securities and assets for which market values are not readily available (including investments which are subject to limitations as to their sale) are valued at fair value as determined in good faith by the Board of Directors (the "Board"), although the actual calculations may be done by others.

2. TAXES: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements.

     Distributions of income from the Plan to the Fund are subject to Thai income tax which is withheld at a rate of 10% of the local currency gross distribution amount. All distributions from the Plan to the Fund must be approved by The Bank of Thailand ("BOT") pursuant to the laws of The Kingdom of Thailand. For financial statement purposes, the Fund allocates the Thai income tax to net investment income, net realized gains and net unrealized appreciation on the basis of their relative amounts. For U.S. Federal income tax purposes, the Thai income tax is deducted, when paid, from net investment income.

3. REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4. FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in Thai baht are translated into U.S. dollars at the mean of the bid and asked prices of such currency against U.S. dollars last quoted by a major bank as follows:

     - investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

     - investment transactions and investment income at the prevailing rate of exchange on the dates of such transactions.

     Although the net assets of the Fund are presented at the foreign exchange rate and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rate from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in the foreign exchange rate from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

     Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, dispositions of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Net Assets. The change in net unrealized currency gains (losses) for the period is reflected in the Statement of Operations.

The Fund intends to use derivatives more actively than it has in the past. The Fund intends to engage in transactions in futures contracts on foreign currencies, stock indices, as well as in options, swaps and structured notes. Consistent with the Fund's investment objectives and policies, the Fund intends to use derivatives for non-hedging as well as hedging purposes.

Following is a description of derivative instruments and their associated risks that the Fund intends to utilize:

5. FOREIGN CURRENCY EXCHANGE CONTRACTS: The Fund may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates and, in certain situations, to gain exposure to a foreign currency. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

6. FORWARD COMMITMENTS AND WHEN-ISSUED/DELAYED DELIVERY SECURITIES: The Fund may make forward commitments to purchase or sell securities. Payment and delivery for securities which have been purchased or sold on a forward commitment basis can take place a month or more (not to exceed 120 days) after the date of the transaction. Additionally, the Fund may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Fund on such securities prior to delivery. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, it either establishes a segregated account in which it maintains liquid assets in an amount at least equal in value to the Fund's commitments to purchase such securities or denotes such securities on the custody statement for its regular custody account. Purchasing securities on a forward commitment or when-issued or delayed-delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.

7. SWAP AGREEMENTS: The Fund may enter into swap agreements to exchange the return generated by one security, instrument or basket of instruments for the return generated by another security, instrument or basket of instruments. The following summarizes swaps which may be entered into by the Fund:

     INTEREST RATE SWAPS: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

     TOTAL RETURN SWAPS: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gains or losses in the Statement of Operations. Periodic payments received or made at the end of each measurement period, but prior to termination, are recorded as realized gains or losses in the Statement of Operations.

     Realized gains or losses on maturity or termination of interest rate and total return swaps are presented in the Statement of Operations. Because there is no organized market for these swap agreements, the value reported in the Statement of Net Assets may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received and/or favorable movements in the value of the underlying security, instrument or basket of instruments, if any, at the date of default.

8. STRUCTURED SECURITIES: The Fund may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity of specified instruments and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. Structured Securities generally will expose the Fund to credit risks of the underlying instruments as well as of the issuer of the structured security. Structured Securities are typically sold in private placement transactions with no active trading market. Investments in structured securities may be more volatile than their underlying instruments, however, any loss is limited to the amount of the original investment.

9. OVER-THE-COUNTER TRADING: Derivative instruments that may be purchased or sold by the Fund are expected to regularly consist of instruments not traded on an exchange. The risk of nonperformance by the obligor on such an instrument may be greater, and the ease with which the Fund can dispose of or enter into closing transactions with respect to such an instrument may be less, than in the case of an exchange-traded instrument. In addition, significant disparities may exist between bid and asked prices for derivative instruments that are not traded on an exchange. Derivative instruments not traded on exchanges are also not subject to the same type of government regulation as exchange traded instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with such transactions.

10. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis. Dividend income is recorded on the ex-dividend date (except certain dividends which may be recorded as soon as the Fund is informed of such dividend) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Distributions to shareholders are recorded on the ex-date.

     The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for foreign currency transactions, foreign taxes on net realized gains and gains on certain securities of corporations designated as "passive foreign investment companies". These differences are also primarily due to differing book and tax treatments of the timing of the recognition of losses on securities and the timing of the deductibility of certain foreign taxes.

     Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and capital surplus.

     Adjustments for permanent book-tax differences, if any, are not reflected in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

B. Morgan Stanley Asset Management Inc. (the "U.S. Adviser") provides investment advisory services to the Fund under the terms of an Investment Advisory Agreement (the "Agreement"). Under the Agreement, the U.S. Adviser is paid a fee computed weekly and payable monthly at an annual rate of 0.90% of the Fund's first $50 million of average weekly net assets, 0.70% of the Fund's next $50 million of average weekly net assets and 0.50% of the Fund's average weekly net assets in excess of $100 million.

C. The Mutual Fund Public Company Limited (the "Thai Adviser") provides investment advisory services to the Fund under the terms of a contract. Under the contract, the Thai Adviser is paid a fee computed weekly and payable monthly at an annual rate of 0.40% of the Fund's first $50 million of average weekly net assets, 0.25% of the Fund's next $50 million of average weekly net assets and 0.20% of the Fund's average weekly net assets in excess of $100 million.

D. The Chase Manhattan Bank, through its corporate affiliate Chase Global Funds Services Company (the "Administrator"), provides administrative services to the Fund under an Administration Agreement. Under the Administration Agreement, the Administrator is paid a fee computed weekly and payable monthly at an annual rate of 0.05% of the Fund's average weekly net assets, plus $100,000 per annum. In addition, the Fund is charged certain out-of-pocket expenses by the Administrator. The Chase Manhattan Bank, acts as custodian for the Fund's assets held in the United States.

E. During the six months ended June 30, 1998, the Fund made purchases and sales totaling $21,261,000 and $20,256,000, respectively, of investment securities other than long-term U.S. Government securities and short-term investments. There were no purchases or sales of long-term U.S. Government securities. At June 30, 1998, the U.S. Federal income tax cost basis of securities was $104,950,000 and, accordingly, net unrealized depreciation for U.S. Federal income tax purposes was $67,450,000, of which $643,000 related to appreciated securities and $68,093,000 related to depreciated securities. At December 31, 1997, the Fund had a capital loss carryforward for U.S. Federal income tax purposes of approximately $23,692,000 which will expire on December 31, 2005. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

F. A significant portion of the Fund's net assets consist of investments in the Thai Investment Plan, including Thai equity securities, which may be subject to greater price volatility, lower liquidity and less diversity than equity securities of companies based in the United States. In addition, Thai equity securities may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty.

G. Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Directors' Deferred Compensation Plan (the "Plan"). Under the Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions are treated, based on an election by the Director, as if they were either invested in the Fund's shares or invested in U.S. Treasury Bills, as defined under the Plan. The deferred fees payable, under the Plan, at June 30, 1998 totaled $22,000 and are included in Payable for Directors' Fees and Expenses on the Statement of Net Assets.

H. During June 1998, the Board declared a distribution of $0.19 per share, derived from net investment income, payable on July 27, 1998, to shareholders of record on July 1, 1998. Also in June, the Board of Directors amended your Fund's by-laws to require advance notice of any proposals to be made at stockholders' meetings. For annual meetings the notice must be given to the Fund's secretary at least 60 days before the anniversary date of the previous year's annual meeting. This year's annual meeting of stockholders was held on June 24. This provision was adopted to permit the Fund's stockholders and Directors to consider every stockholder proposal on an informed basis and in an organized fashion, taking into account the interests of all affected constituencies.

                     I.  Supplemental Proxy Information

The Annual Meeting of the Stockholders of The Thai Fund, Inc. was held on June 24, 1998. The following is a summary of each proposal presented and the total number of shares voted:

                                                                       VOTES IN          VOTES        AUTHORITY       VOTES
PROPOSAL:                                                              FAVOR OF         AGAINST       WITHHELD      ABSTAINED
---------                                                            -----------        -------      ---------      ---------
1.  To elect the following Directors:   Michael F. Klein . . . .       7,415,065            --         231,851            --
                                        Barton M. Biggs. . . . .       7,455,750            --         191,167            --
                                        John A. Levin. . . . . .       7,452,826            --         194,090            --
                                        William G. Morton, Jr. .       7,435,968            --         210,948            --
                                        Sukri Kaocharern . . . .       7,415,498            --         231,418            --

2.  To ratify the selection of PricewaterhouseCoopers LLP
    as independent accountants of the Fund . . . . . . . . . . .       7,501,553         72,492             --        72,871

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each shareholder will be deemed to have elected, unless Boston Equiserve (the "Plan Agent") is otherwise instructed by the shareholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund shares.

     Dividend and capital gain distributions will be reinvested on the reinvestment date in full and fractional shares. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value. If net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a dividend or capital gain distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

     The Plan Agent's fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although shareholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

     In the case of shareholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are participating in the Plan.

     Shareholders who do not wish to have distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

                    The Thai Fund, Inc.
                    Boston Equiserve
                    Dividend Reinvestment and Cash Purchase Plan
                    P.O. Box 1681
                    Boston, MA 02105-1681
                    1-800-730-6001